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                         MFS(R) VARIABLE INSURANCE TRUST

                            MFS(R) High Income Series


          Supplement to the Current Statement of Additional Information


         Certain investment limitations of the MFS High Income Series (the "High Income Series"), as noted on page 3 under the section entitled "Investment Techniques, Practices and Risks" of MFS Variable Insurance Trust's Statement of Additional Information dated May 1, 1999, are amended and restated as follows:


                                                      Percentage Limitations
                                                       (based on net assets)

         High Income Series:
                  Foreign Securities ................          50%
                  Emerging Markets Securities .......          10%





                       The date of this Supplement is August 25, 1999.